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                                                                    Exhibit 23.2

Harvey Judkowitz
CERTIFIED PUBLIC ACCOUNTANT
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10220 S.W. 124 Street                                             (305) 378-1948
Miami, Florida 33176                                     Fax:     (305) 253-6266

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

To the Securities and Exchange Commission

I hereby consent to the use of my report dated December 3, 1999 in the Registration Statement on Form SB-2 for ACQUIREU.COM, INC. for the period ended September 30, 1999.

Harvey Judkowitz
Certified Public Accountant

December 3, 1999